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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 10-K into PetroQuest Energy, Inc.'s previously filed Registration Statements (File Nos. 333-67578, 333-63920, 333-52700, 333-42520, 333-65401 and 333-89961).

/s/ ARTHUR ANDERSEN, LLP
New Orleans, Louisiana
March 13, 2002